                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

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                                       FORM 8-K

                                    CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


                            Date of Report:  May 29, 1998



                           MERIDIAN INDUSTRIAL TRUST, INC.
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                (Exact name of registrant as specified in its charter)



      Maryland                     1-14166                    94-3224765
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(State of Organization)       (Commission Number)       (IRS  Employer I.D. #)



455 Market Street, 17th Floor, San Francisco, California        94105
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code     (415) 281-3900
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                                  Not Applicable
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         (Former name or former address, if changed since last report)



              This document contains ___ sequentially numbered pages. The exhibit index is located on page ____.

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ITEM 5.   OTHER EVENTS.

On December 31, 1997, Meridian Industrial Trust, Inc. (the "Company") completed the acquisition of eight properties located in Arlington, Carrolton and Grand Prairie, Texas for total consideration of $15.7 million. This portfolio of properties was acquired from the Estate of James Campbell. In order to comply with the requirements of Rule 3-14 of Regulation S-X of the Securities and Exchange Commission regarding audits of acquisitions which are individually insignificant but in the aggregate significant, the Company hereby files the accompanying combined statement of revenues and certain expenses of the Estate of James Campbell Transaction for the year ended December 31, 1997.

For the effect of this acquisition and others made in fiscal year 1997 on the financial position and results of operations of the Company for that period, reference is made to the audited balance sheet of the Company as of December 31, 1997 and the unaudited pro forma statement of operations of the Company for the year ended December 31, 1997 included in Note 17 to the audited financial statements of the same period, both of which are included in the Company's Annual Report on Form 10-K, which is incorporated by reference herein.

Reference is also made to the unaudited balance sheet as of March 31, 1998 and the unaudited results of operations of the Company for the three months then ended, both of which are included in the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998 and reflect the results of operations of the assets purchased in the Estate of James Campbell Transaction for that quarterly period. That Quarterly Report on Form 10-Q is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

          (c)  EXHIBITS. The following exhibits are attached to this report:

               99.1 Combined Statement of Revenues and Certain Expenses of the Estate of James Campbell Transaction dated February 17, 1998.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MERIDIAN INDUSTRIAL TRUST, INC.



Date:     May 29, 1998             By:
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                                            Robert A. Dobbin
                                            Secretary